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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported)         NOVEMBER 18, 1999
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                           SILICON VALLEY BANCSHARES
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             (Exact name of registrant as specified in its charter)

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
          DELAWARE                                                     91-1962278
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       (State or other                  (Commission                   (IRS Employer
       jurisdiction of                 File Number)                Identification No.)
       incorporation)
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3003 TASMAN DRIVE, SANTA CLARA, CA                                         95054
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code         (408) 654-7400
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                                      N/A
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        (Former name and former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS.

    This report is filed pursuant to Item 5 to Form 8-K to report the announcement of mid-quarter financial highlights of Silicon Valley Bancshares and its consolidated subsidiaries for the month ended October 31, 1999.

    In addition, this report is also filed to notify potential purchasers of Silicon Valley Bancshares' common stock that they should carefully consider the information under the heading "Risk Factors" below when making an investment decision regarding our common stock. All statements in the press release filed as an exhibit to this report regarding our expected financial position, business and strategies are forward-looking statements. In addition, in the press release, the words "anticipates," "believes," "estimates," "seeks," "expects," "plans," "intends" and similar expressions, as they relate to Silicon Valley Bancshares or its management, are intended to identify forward-looking statements. Although we believe that the expectations reflected in these forward-looking statements are reasonable, and have based these expectations on our beliefs as well as assumptions we have made, such expectations may prove to be incorrect. The risk factors below contain information about factors that could cause our actual results to differ from the expectations stated in the forward-looking statements.

                                  RISK FACTORS

    WHEN WE REFER TO "US" OR "WE," WE INTEND TO INCLUDE SILICON VALLEY BANCSHARES AND ITS SUBSIDIARIES, INCLUDING SILICON VALLEY BANK. WHEN WE REFER TO "SILICON" WE ARE REFERRING ONLY TO SILICON VALLEY BANCSHARES.

IF A SIGNIFICANT NUMBER OF CLIENTS FAIL TO PERFORM UNDER THEIR LOANS, OUR BUSINESS, PROFITABILITY AND FINANCIAL CONDITION WOULD BE ADVERSELY AFFECTED.

    As a lender, the largest risk we face is the possibility that a significant number of our client borrowers will fail to pay their loans when due. If borrower defaults cause losses in excess of our allowance for loan losses, it could have an adverse affect on our business, profitability and financial condition. We have established an evaluation process designed to determine the adequacy of the allowance for loan losses. While this evaluation process uses historical and other objective information, the classification of loans and the establishment of loan losses is dependent to a great extent on our experience and judgement. We cannot assure you that our loan loss reserves will be sufficient to absorb future loan losses or prevent a material adverse effect on our business, profitability or financial condition.

BECAUSE OF THE CREDIT PROFILE OF OUR LOAN PORTFOLIO, OUR LEVELS OF NONPERFORMING ASSETS AND CHARGE-OFFS CAN BE VOLATILE, AND WE MAY NEED TO MAKE MATERIAL PROVISIONS FOR LOAN LOSSES IN ANY PERIOD, WHICH COULD CAUSE REDUCED NET INCOME OR NET LOSSES IN THAT PERIOD.

    Our loan portfolio has a credit profile different from that of most other banking companies. Many of our loans are made to companies in the early stages of development with negative cash flow and no established record of profitable operations. In some cases, repayment of the loan is dependent upon receipt of additional equity financing from venture capitalists or others. Collateral for many of the loans often includes intellectual property, which is difficult to value and may not be readily salable in the case of a default. Because of the intense competition and rapid technological change which characterizes the companies in our technology and life sciences niche, a borrower's financial position can deteriorate rapidly. We also make loans which are larger relative to the revenues of the borrower than those made by traditional small business lenders so the impact of any single borrower default may be more significant to us.

    Because of these characteristics, our level of nonperforming loans and loan charge-offs can be volatile and can vary materially from period to period. For example, our nonperforming loans totaled:

    - $35.5 million, or 2.1% of total loans, at September 30, 1999

    - $47.4 million, or 3.0% of total loans, at June 30, 1999

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    - $51.7 million, or 3.2% of total loans, at March 31, 1999

    - $19.9 million, or 1.2% of total loans, at December 31, 1998

    - $23.5 million, or 1.6% of total loans, at September 30, 1998

    Our nonperforming loans at September 30, 1999 included one financial services industry credit in our non-technology diversified industries practice that had a balance of approximately $15.0 million, or approximately 42% of total nonperforming loans, at September 30, 1999. We have classified this credit as nonperforming since March 31, 1999.

    Changes in our level of nonperforming loans may require us to make material provisions for loan losses in any period, which could reduce our net income or cause net losses in that period. For example, our provision for loan losses was $21.6 million for the three months ended September 30, 1999 and $40.3 million for the nine months ended September 30, 1999, as compared to $10.6 million and $20.1 million, respectively, for the comparable 1998 periods.

    In the first nine months of 1999, we incurred $22.5 million in gross charge-offs and had $7.0 million in recoveries on previously charged-off loans. The gross charge-offs in the first nine months of 1999 were not concentrated in any particular niche. Gross charge-offs for the third quarter of 1999 totaled $10.3 million and included $5.8 million related to one commercial credit, which was classified as nonperforming at June 30, 1999, in our computers and peripherals practice.

IF THE AMOUNT OF CAPITAL AVAILABLE TO START-UP AND EMERGING GROWTH COMPANIES DECREASES, IT COULD ADVERSELY AFFECT OUR BUSINESS, PROFITABILITY AND GROWTH PROSPECTS.

    Our strategy has focused on providing banking products and services to start-up and emerging growth companies receiving financial support from sophisticated investors, including venture capital, "angel" and corporate investors. In some cases, our lending credit decision is based on our analysis of the likelihood that our venture capital or "angel"-backed client will receive a second or third round of equity infusion from investors. If the amount of capital available to start-up and emerging growth companies decreases, it is likely that the number of our new clients and the financial support investors provide to our existing borrowers would decrease which could have an adverse effect on our business, profitability and growth prospects. Among the factors that could affect the amount of capital available to start-up and emerging growth companies is the receptivity of the capital markets to initial public offerings or mergers and acquisitions of companies within our technology and life sciences niche, the availability and return on alternative investments and general economic conditions in the technology and life sciences industries.

WE ARE SUBJECT TO EXTENSIVE REGULATION THAT COULD LIMIT OR RESTRICT OUR ACTIVITIES AND IMPOSE FINANCIAL REQUIREMENTS OR LIMITATIONS ON THE CONDUCT OF OUR BUSINESS. WE ARE CURRENTLY PARTY TO A MEMORANDUM OF UNDERSTANDING WITH OUR PRIMARY BANKING REGULATORS WHICH REQUIRES US TO INCREASE CAPITAL AND RESTRICTS OUR ABILITY TO DECLARE DIVIDENDS AND TAKE OTHER ACTIONS WITHOUT REGULATORY CONSENT.

    Silicon and Silicon Valley Bank are extensively regulated under both federal and state law. This regulation is intended primarily for the protection of depositors and the deposit insurance fund and not for the benefit of stockholders or security holders. Federal laws and regulations limit the activities in which Silicon may engage as a bank holding company. In addition, both Silicon and Silicon Valley Bank are required to maintain certain minimum levels of capital. Federal and state banking regulators possess broad powers to take supervisory action as they deem appropriate with respect to Silicon Valley Bank and Silicon. Supervisory actions (such as the memorandum of understanding described in the next paragraph) can result in higher capital requirements, higher insurance premiums and limitations on the activities of Silicon or Silicon Valley Bank which could have a material adverse effect on our business and profitability.

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    Silicon Valley Bank is currently addressing issues raised by the Federal
Reserve Bank of San Francisco and the California Department of Financial Institutions. In an informal arrangement with these regulators pursuant to a memorandum of understanding entered into in September 1999, Silicon Valley Bank has agreed to maintain a Tier 1 leverage ratio of at least 7.25%. Silicon Valley Bank's Tier 1 leverage ratio was 6.1% at September 30, 1999. Silicon Valley Bank has also committed to further enhance its credit review and monitoring procedures and submit regular reports to the regulators regarding credit quality. We are pursuing various strategies to comply with the memorandum of understanding, including marketing off-balance sheet private label mutual fund products to slow growth in deposits, maintaining fourth quarter 1999 average assets at third quarter 1999 period end levels and raising capital through this offering. However, if we fail to comply with our understanding with the regulators, we could be subject to additional regulatory action which could have an adverse affect on our growth and profitability.

    As part of the memorandum of understanding, Silicon Valley Bank has agreed to seek regulatory approval before making dividend payments to Silicon. Silicon has also been directed to seek regulatory approval before declaring cash dividends or dividends in kind, or repurchasing outstanding stock. We have not paid dividends on our common stock since 1992 and do not anticipate paying dividends on or repurchasing our common stock in the foreseeable future. We have received regulatory approval to make the December 15, 1999 quarterly distribution on our 8.25% cumulative trust preferred securities from cash which is currently available at Silicon. If we do not receive approval to make future distributions on these securities, we will be required to defer payment in accordance with the terms of these securities. While the terms of the cumulative trust preferred securities allow us to defer distributions for up to 20 consecutive quarters without triggering any event of default, we cannot predict what effect any deferral would have on our future ability to raise funds in the fixed income securities markets. Silicon will also need regulatory approval before incurring debt, which could reduce our financial flexibility, and before entering into agreements to acquire entities or portfolios. This latter restriction could reduce our operational flexibility in the few cases where we are not already legally required to seek prior regulatory approval for acquisitions.

OUR CURRENTLY EXISTING UNREALIZED WARRANT AND VENTURE CAPITAL FUND PORTFOLIO GAINS MAY NEVER BE REALIZED.

    We have historically obtained rights to acquire stock, in the form of warrants, in certain clients as part of negotiated credit facilities. We also have made investments in venture capital funds from time to time. We may not be able to realize gains from these equity instruments in future periods, or our realized gains may be materially less than the current level of unrealized gains disclosed in this prospectus, due to fluctuations in the market prices of the underlying common stock of these companies. The timing and amount of income, if any, from the disposition of client warrants and venture capital fund investments typically depend upon factors beyond our control, including the general condition of the public equity markets, levels of mergers and acquisitions activity, and legal and contractual restrictions on our ability to sell the underlying securities. Therefore, future gains cannot be predicted with any degree of accuracy and are likely to vary materially from period to period. In addition, a significant portion of the income we realize from the disposition of client warrants and venture capital fund investments may be offset by expenses related to our efforts to build an infrastructure sufficient to support our present and future business activities, as well as expenses incurred in evaluating and pursuing new business opportunities, or by increases to the provision for loan losses.

PUBLIC OFFERINGS AND MERGERS AND ACQUISITIONS INVOLVING OUR CLIENTS CAN CAUSE LOANS TO BE PAID OFF EARLY, WHICH COULD ADVERSELY AFFECT OUR BUSINESS AND PROFITABILITY. WE HAVE EXPERIENCED ONLY MODEST LOAN GROWTH IN 1999, PRIMARILY AS A RESULT OF THIS PHENOMENON.

    While an active market for public equity offerings and mergers and acquisitions generally has positive implications for our business, one negative consequence is that our clients may pay off or

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reduce their loans with us if they complete a public equity offering or are acquired or merge with another company. Any significant reduction in our outstanding loans could have a material adverse effect on our business and profitability. Our total loans, net of unearned income, at September 30, 1999, were $1.7 billion, a $49.1 million, or 3.0%, increase compared to $1.6 billion at December 31, 1998. While we continue to generate new loans in most of our technology and life sciences and special industry niche practices, as well as in specialized lending products, many of our clients, primarily in the technology and life sciences niche practice, have received significant cash inflows from the capital markets and venture capital community. Consequently, we have experienced higher than normal loan paydowns and payoffs, which has caused total loans to remain relatively unchanged during the first nine months of 1999.

OUR CURRENT LEVEL OF INTEREST RATE SPREAD MAY DECLINE IN THE FUTURE. ANY MATERIAL REDUCTION IN OUR INTEREST SPREAD COULD HAVE A MATERIAL IMPACT ON OUR BUSINESS AND PROFITABILITY.

    A major portion of our net income comes from our interest rate spread, which is the difference between the interest rates paid by us on interest-bearing liabilities, such as deposits and other borrowings, and the interest rates we receive on interest-earning assets, such as loans extended to our clients and securities held in our investment portfolio. Interest rates are highly sensitive to many factors that are beyond our control, such as inflation, recession, global economic disruptions, and unemployment. We have recently reduced the interest rates which we pay on deposits, despite a generally increasing trend in domestic interest rates, and our rates are now lower than those of some of our competitors. We reduced our rates as part of our balance sheet management efforts. In the future, we may be required to increase deposit rates to attract deposits. We cannot assure you that our current level of interest rate spread will not decline in the future. Any material decline would have a material adverse effect on our business and profitability.

ADVERSE CHANGES IN DOMESTIC OR GLOBAL ECONOMIC CONDITIONS, ESPECIALLY IN THE TECHNOLOGY SECTOR, COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR BUSINESS, GROWTH AND PROFITABILITY.

    If conditions worsen in the domestic or global economy, especially in the technology sector, our business, growth and profitability are likely to be materially adversely affected. Our technology clients would be harmed by any global economic slowdown, as their businesses are often dependent upon international suppliers and international sales. They would also be harmed if the U.S. economy were to decline, as most of their sales generally are made domestically. They may be particularly sensitive to any disruption in the growth of the technology sector of the U.S. economy. To the extent that our clients' underlying business is harmed, they are more likely to default on their loans.

IF WE FAIL TO RETAIN OUR KEY EMPLOYEES, OUR GROWTH AND PROFITABILITY COULD BE ADVERSELY AFFECTED.

    We rely on experienced client relationship managers and on officers and employees with strong relationships with the venture capital community to generate new business. If a significant number of these employees were to leave us, our growth and profitability could be adversely affected. We believe that our employees currently frequently have opportunities for alternative employment with competing financial institutions and with our clients.

IF WE FAIL TO ADDRESS ADEQUATELY THE YEAR 2000 ISSUE, IT COULD ADVERSELY AFFECT OUR BUSINESS AND PROFITABILITY AND WE COULD FACE REGULATORY ENFORCEMENT ACTIONS.

    The Year 2000 issues arise in industries of all types because many existing computer programs use only two digits to refer to a year. This results in computer programs that do not recognize a year that begins with "20" instead of "19." If we do not adequately address our internal Year 2000 issues, or if significant third parties with whom we deal, including our clients, do not adequately address their own Year 2000 issues, our business and profitability could be materially adversely affected. Failure of our vendors to be Year 2000 compliant could result in disruption of important services upon which we depend, including services such as telecommunications, electrical power and data processing. The

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failure of our loan customers to properly prepare for the Year 2000 could also result in increases in problem loans and credit losses in future years. It is not, however, possible to quantify the potential impact of any losses at this time. Notwithstanding our efforts, we cannot assure you that we or significant third party vendors or other significant third parties will adequately address their Year 2000 issues. We are continuing to assess the Year 2000 readiness of third parties but do not know at this time whether the failure of third parties to be Year 2000 compliant will have a material effect on our business, profitability and growth prospects.

    The Federal Financial Institutions Examination Council, an oversight authority for financial institutions, has issued several interagency statements on Year 2000 project awareness. These statements require financial institutions to, among other things, examine the Year 2000 implications of their reliance on vendors, determine the potential impact of the Year 2000 issue on their customers, suppliers and borrowers, and to survey its exposure, measure its risk and prepare a plan to address the Year 2000 issue. In addition, federal banking regulators have issued safety and soundness guidelines to be followed by financial institutions to assure resolution of any Year 2000 problems. The federal banking agencies have asserted that Year 2000 testing and certification is a key safety and soundness issue in conjunction with regulatory examinations. Any failure by us to appropriately address the Year 2000 issue could result in supervisory action against us, including the reduction of our supervisory ratings, the denial of applications for mergers or acquisitions, or the imposition of civil monetary penalties.

THE PRICE OF OUR COMMON STOCK MAY DECREASE RAPIDLY AND PREVENT STOCKHOLDERS FROM SELLING THEIR STOCK AT A PROFIT.

    The market price of our common stock could decrease in price rapidly at any time and prevent stockholders from selling their shares at a profit. The market price of our common stock has fluctuated in recent years. Since January 1, 1998, the market price has ranged from a low of $12.50 per share to a high of $38.50 per share. Fluctuations may occur, among other reasons, in response to:

    - operating results;

    - announcements by competitors;

    - economic changes;

    - general market conditions; and

    - legislative and regulatory changes.

    The trading price of our common stock could continue to be subject to wide fluctuations in response to the factors set forth above and other factors, many of which are beyond our control. The stock market in recent years has experienced extreme price and trading volume fluctuations that often have been unrelated or disproportionate to the operating performance of individual companies. You should consider the likelihood of these market fluctuations before investing in our stock.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    The press release issued in connection with the announcement described above is filed as an exhibit to this report.

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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                                                       SILICON VALLEY BANCSHARES

Date     November 18, 1999                             By  /s/ DONAL DELANEY
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                                                           Name: Donal Delaney
                                                           Title:  Controller
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